                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2000 (April 26, 2000)
                                                  -----------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-19656                  36-3939651
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)

  2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                    20191
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:         (703) 433-4000
                                                    ---------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        On May 4, 2000, we received consents from the required lenders under our existing bank credit facility to render effective Amendment No. 1 to this bank credit facility, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (A)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. NOT APPLICABLE

        (B)     PRO FORMA FINANCIAL INFORMATION. NOT APPLICABLE

        (C)     EXHIBITS.

                   Exhibit No                  Exhibit Description
                   ----------                  -------------------
                     4.1                       Amendment No. 1 dated April 26, 2000 to the Amended and Restated
                                               Credit Agreement dated November 9, 1999 among Nextel, Nextel
                                               Finance Company, the other Restricted Companies party thereto, the Lenders Party thereto, Toronto Dominion (Texas) Inc., as
                                               Administrative Agent, and The Chase Manhattan Bank as Collateral
                                               Agent.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEXTEL COMMUNICATIONS, INC.

Date: May 5, 2000                  By: /s/ Thomas J. Sidman
                                       ----------------------
                                       Thomas J. Sidman
                                       Senior Vice President and General Counsel


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                                  EXHIBIT INDEX


           Exhibit No           Exhibit Description
           ----------           -------------------
           4.1                  Amendment No. 1 dated April 26, 2000 to the
                                Amended and Restated Credit Agreement dated
                                November 9, 1999 among Nextel, Nextel Finance
                                Company, the other Restricted Companies party
                                thereto, the Lenders Party thereto, Toronto
                                Dominion (Texas) Inc., as Administrative Agent,
                                and The Chase Manhattan Bank as Collateral
                                Agent.